UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

October 30, 2008

Asbury Automotive Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-31262	01-0609375
(Commission File Number)	(IRS Employer Identification No.)

622 Third Avenue, 37th Floor, New York, NY	10017
(Address of principal executive offices)	(Zip Code)

(212) 885-2500

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Conditions.

Asbury Automotive Group, Inc. (the “Company”) issued an earnings release on October 30, 2008, announcing its financial results for the third quarter and nine months ended September 30, 2008. A copy of the earnings release is furnished as Exhibit 99.1 to this Current Report.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the previously announced resignation of Brett Hutchinson, the Vice President and Controller of the Company, at a meeting of the Company’s Board of Directors (the “Board”) on October 21, 2008, the Board elected Keith R. Style to serve as the Company’s Vice President of Finance, and elected Bryan Hanlon to serve as Controller and Chief Accounting Officer, effective November 1, 2008. Mr. Hanlon will serve as the Company’s principal accounting officer. Following this election, Mr. Hanlon will report to Mr. Style.

Mr. Style, age 35, became the Company’s Vice President of Financial Planning and Analysis in August 2006. In June 2007, he assumed responsibility for the Company’s investor relations activities and has most recently served as the Company’s Vice President of Finance and Investor Relations. Since joining the Company in 2003, Mr. Style has served in various positions, including Director of Budgeting & Forecasting and Assistant Controller. Prior to joining the Company, Mr. Style worked at Sirius Satellite Radio, Inc., a leading satellite radio entertainment provider, where he served in the planning and controllership functions for more than five years. Mr. Style began his career with Arthur Andersen LLP in September 1995, and is a certified public accountant.

Mr. Hanlon, age 31, served as the Assistant Controller of the Company since February 2006. Mr. Hanlon joined the Company in April 2004 as the Manager of Financial Reporting. From April 2002 until March 2004, Mr. Hanlon served as a Senior Financial Analyst within the controller’s group at Sirius Satellite Radio, Inc. Mr. Hanlon began his career with Arthur Andersen LLP in September 1999, and is a certified public accountant.

Item 7.01	Regulation FD Disclosure.

A copy of the earnings release announcing the Company’s financial results for the third quarter and nine months ended September 30, 2008, as identified under Item 2.02, is being furnished as Exhibit 99.1 to this Report and is incorporated by reference herein.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated October 30, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASBURY AUTOMOTIVE GROUP, INC.

Date: October 30, 2008	By:	/s/ Charles R. Oglesby
	Name:	Charles R. Oglesby
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated October 30, 2008.